Reconciliation of Reported Amount of Income Tax Expense (Detail) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Benefit for income taxes computed at federal statutory rate	$ (7,385,656)	$ (3,250,410)
State income taxes, net of federal tax benefit	(407,156)	(214,899)
Non-deductible expenses	3,024,860	7,472
Increase in valuation allowance	4,622,286	3,459,087
Other, net	150,963
Provision for income taxes	$ 5,297	$ 1,250
Effective tax rate	(0.07%)	(0.04%)